Investments - Rollforward of credit loss allowance for fixed income securities (Details) - Fixed income securities - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Debt Securities, Available-for-sale, Allowance for Credit Loss [Roll Forward]
Beginning balance	$ (1)	$ 0
Credit losses on securities for which credit losses not previously reported	0	(3)
Reduction of allowance related to sales	1	2
Write-offs	0	0
Ending balance	$ 0	$ (1)